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                                                                    Exhibit 99.4

             CERTIFICATION OF PRIMARY ACCOUNTING OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Approved Financial Corp. ("the Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Leslie Hodges, Assistant Vice President Finance and Accounting of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  May 15, 2003                                 /s/ Leslie Hodges
                                                               -----------------
                                                                  Leslie Hodges,
                                                     AVP, Finance and Accounting

         A signed original of this written statement required by Section 906 has been provided to Approved Financial Corp. and will be retained by Approved Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.